Expenses by Nature (Details) - Schedule of fair value of equity consideration	12 Months Ended
Dec. 31, 2022 USD ($)
Schedule Of Fair Value Of Equity Consideration Abstract
Market value of 9,492,875 ordinary shares ($10.6 per share)	$ 100,624,475
Fair value of Global net assets acquired
Net cash proceeds from Global	32,324,004
Warrant acquired	(2,495,243)
Others	690,725
Total fair value of equity	30,519,486
Charge for listing services	$ 70,104,989